SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 30, 2003

CERUS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-21937	68-0262011
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

2411 Stanwell Drive
Concord, California 94520
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (925) 288-6000

Item 5.  Other Events.

On January 30, 2003, Cerus Corporation (the “Company”) announced its financial results for the fourth quarter and year ended December 31, 2002.  The press release announcing the results is filed as Exhibit 99.1 hereto.

On January 30, 2003, during its fourth quarter and year-end 2002 conference call, the Company announced that discussions with the FDA are ongoing on several PMA modules, including the clinical module, that are under review concerning the Intercept Blood System, and that the timing of completion of the PMA submission is dependent upon the outcome of such discussions.  In addition, efforts to modify the design for manufacturing the  INTERCEPT Blood System for plasma continue, and the timing of its regulatory submission is uncertain.  Finally, slower than expected patient enrollment has made the timing of its submission for its INTERCEPT Blood System for red blood cells difficult to accurately predict at this time.

Item 7.      Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release, dated January 30, 2003, entitled “Cerus Corporation Announces Fourth Quarter and Year End Results.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERUS CORPORATION

Dated: February 3, 2003	By:	/s/ Gregory W. Schafer
Gregory W. Schafer
Vice President, Finance and
Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release, dated January 30, 2003, entitled “Cerus Corporation Announces Fourth Quarter and Year End Results.”